UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2014

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35782	35-2451470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates the Form 8-K filed by SunCoke Energy Partners, L.P. (the “Company”) on April 24, 2014, to incorporate by reference into Item 8.01 (i) the Company’s press release announcing its financial results for the first quarter of 2014, and (ii) the slide presentation used during a presentation to investors earlier today.

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2014, SunCoke Energy Partners, L.P. (the “Company”) announced that it had entered into a contribution agreement with a subsidiary of its sponsor, SunCoke Energy, Inc. (“SunCoke”), pursuant to which the Company agreed to acquire an additional 33% membership interest in each of Haverhill Coke Company LLC and Middletown Coke Company, LLC from Sun Coke, for a total consideration of $365.0 million, financed through a combination of cash, additional common units issued to SunCoke and incurrence of debt. The Company expects to close its acquisition of the Haverhill and Middletown interests in May 2014, subject to customary closing conditions. The terms of the contribution agreement, and the acquisition of the interests in Haverhill and Middletown, have been approved by the conflicts committee of the Company’s general partner’s board of directors, which committee consists entirely of independent directors, and by the entire board of directors of the general partner. A copy of the contribution agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2014, the Company issued a press release announcing its financial results for the first quarter of 2014 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As noted above, the Company issued a press release announcing its financial results for the first quarter of 2014 on April 23, 2014. Additional information concerning the Company’s financial results for the first quarter of 2014 will be presented in a slide presentation (the “Slide Presentation”) to investors during a previously announced teleconference on April 24, 2014. A copy of the Slide Presentation is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01. Other Events.

On April 21, 2014, the Company issued a press release announcing the declaration of its quarterly cash distribution. A copy of this press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The Earnings Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Slide Presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Contribution Agreement

99.2	Earnings press release dated April 23, 2014.

99.3	Slide presentation dated April 24, 2014.

99.4	Distribution declaration press release dated April 21, 2014.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P. By: SunCoke Energy Partners GPLLC

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date: April 24, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Contribution Agreement

99.2	Earnings press release dated April 23, 2014.

99.3	Slide presentation dated April 24, 2014.

99.4	Distribution declaration press release dated April 21, 2014.